Exhibit 10.4

AMENDMENT AND WAIVER

This Amendment and Waiver dated as of April 14, 2014 (the “Amendment”), amends that certain Securities Purchase Agreement, dated as of September 18, 2013 (the “Purchase Agreement”), between PLC Systems Inc., a Yukon Territory corporation (the “Company”) and the Purchasers named therein (the “Purchasers”) and the Transaction Documents entered into in connection with the Purchase Agreement.  Terms used as defined terms herein and not otherwise defined shall have the meanings provided therefor in the Purchase Agreement.

WHEREAS, the undersigned Purchasers hold at least sixty percent (60%) of the outstanding “Shares” of Common Stock sold under the Purchase Agreement and by their execution of this Amendment, are authorized pursuant to the terms of the Purchase Agreement to enter into this Amendment and to waive certain rights and amend certain terms under the Purchase Agreement;

WHEREAS, the Company wishes to engage in a private offering wherein the Company will issue to GCP IV, LLP up to $750,000 of additional 2011 SPA Securities pursuant to the terms and conditions of the 2011 Securities Purchase Agreement, as amended as of the date hereof (the “Amended 2011 Securities Purchase Agreement” and such issuance and sale, the “New 2011 SPA Securities Issuance”); and

WHEREAS, the Company and the Purchasers wish to amend and waive certain terms and conditions of the Purchase Agreement pursuant to the terms hereof;

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Purchasers (on behalf of the holders of all of the Common Stock and Warrants issued under the Purchase Agreement) agree to the following modifications to the Purchase Agreement as follows:

1.             Amendments.

(a)     Amendment to Definition of 2011 SPA Securities. The definition of 2011 SPA Securities shall be removed and replaced with the following:

“ “2011 SPA Securities” shall mean the debentures and warrants issued and sold by the Company pursuant to the 2011 Securities Purchase Agreement, as amended, and all securities issued or to be issued upon conversion of such debentures or exercise of such warrants on the terms thereof, issued as of the date hereof.”

(b)     Deletion of Capital Changes Representation. Section 4.22 (Capital Changes) of the Purchase Agreement shall be deleted and shall be of no force and effect. All other provisions of the Purchase Agreement shall be re-numbered accordingly.

(c)     Additional Company Representations. The Company has the requisite corporate power and authority to enter into this Amendment and otherwise to carry out its obligations hereunder.  The execution and delivery of this Amendment by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the Board of Directors or the Company’s stockholders in connection therewith.  This Amendment has been duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(d)     Additional Holder Representations.   Each Purchaser acknowledges and agrees that as of the date of this Amendment such Purchaser holds all of the Shares acquired by the Purchaser under the Purchase Agreement.

2.             Exempt Issuance. The undersigned Purchasers hereby acknowledge that (a) the New 2011 SPA Securities Issuance represents the issuance of additional 2011 SPA Securities, which is an Exempt Issuance and is not a Subsequent Financing, (b) with respect to the New 2011 SPA Securities Issuance, the Purchasers expressly waive all dilutive adjustments, purchase price resets, anti-dilution and other ratchet protections as described in the Transaction Documents, including, without limitation, pursuant to (i) Section 4.12 of the Purchase Agreement (Participation in Future Financing), (ii) Section 4.14 of the Purchase Agreement (Purchase Price Reset), (iii) Section 4.15 of the Purchase Agreement (Most Favored Nation Provision), (iv) Section 4.20 of the Purchase Agreement (Variable Rate Transaction), and (v) Section 3(b) of the Warrants (Subsequent Equity Sales), and (c) with respect to the New 2011 SPA Securities Issuance, the Purchasers expressly waive any provision under any Transaction Document that would otherwise prohibit the New 2011 SPA Securities Issuance.

3.             Fees and Expenses.  Except as expressly set forth in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisors, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Amendment.

4.             Public Disclosure.  On or before 9:30 am (New York City time) within four (4) Trading Days following the date hereof, the Company shall file a Current Report on Form 8-K disclosing the material terms of the transactions contemplated hereby and attaching this Amendment as an exhibit thereto. From and after the filing of such Current Report, the Company represents to the Holder that it shall have publicly disclosed all material, non-public information delivered to the Holder by the Company or any of its Subsidiaries, or any of their respective officers, directors, employees or agents in connection with the transactions contemplated by this Amendment.

5.             Reference to the Purchase Agreement.  On and after the date hereof, each reference to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import shall mean and be a reference to the Purchase Agreement as amended hereby.  No reference to this Amendment need be made in any instrument or document at any time referring to the Purchase Agreement, and a reference to the Purchase Agreement in any such instrument or document shall be deemed to be a reference to the Purchase Agreement as amended hereby.

6.             Effect on Transaction Documents.  Except as expressly set forth above, all of the terms and conditions of the Purchase Agreement and the Transaction Documents shall continue in full force and effect after the execution of this Amendment and shall not be in any way changed, modified or superseded by the terms set forth herein.  Notwithstanding the foregoing, this Amendment shall be deemed for all purposes as an amendment to the Purchase Agreement as required to serve the purposes hereof, and in the event of any conflict between the terms and provisions of the Purchase Agreement, on the one hand, and the terms and provisions of this Amendment, on the other hand, the terms and provisions of this Amendment shall prevail.

7.             Amendments and Waivers. The provisions of this Amendment can be amended or waived in the manner permitted under the Purchase Agreement.

8.             Execution. This Amendment may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart.  In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

9.             Governing Law.  All questions concerning the construction, validity, enforcement and interpretation of this Amendment shall be determined pursuant to the Governing Law provision of the Purchase Agreement.

10.           Entire Agreement.  This Amendment contains the entire understanding of the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into this Amendment.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Waiver to be duly executed by their respective authorized signatories as of the date first indicated above.

PLC SYSTEMS INC.

		By:	/s/ Gregory W. Mann
Name: Gregory W. Mann
Title: Chief Financial Officer

Agreed to and Accepted:

PLC MEDICAL SYSTEMS INC.

By:	/s/ Mark R. Tauscher
Name: Mark R. Tauscher
Title: President

PLC SYSTEMAS MEDICOS INTERNACIONAIS
(DEUTSCHLAND) GMBH

By:	/s/ Gregory W. Mann
Name: Gregory W. Mann
Title: Managing Director

[Purchaser Acknowledgement follows]

PURCHASER ACKNOWLEDGEMENT

The undersigned Purchaser hereby agrees to be bound by the terms of this Amendment and Waiver to Purchase Agreement.

NAME OF PURCHASER:      GRQ Consultants, Inc. 401K

Signature of Authorized Signatory:      /s/ Barry Honig

Name of Authorized Signatory:           Barry Honig

Title of Authorized Signatory:           Trustee

PURCHASER ACKNOWLEDGEMENT

The undersigned Purchaser hereby agrees to be bound by the terms of this Amendment and Waiver to Purchase Agreement.

NAME OF PURCHASER:      Barry Honig

Signature of Authorized Signatory:      /s/ Barry Honig

Name of Authorized Signatory:

Title of Authorized Signatory:

PURCHASER ACKNOWLEDGEMENT

The undersigned Purchaser hereby agrees to be bound by the terms of this Amendment and Waiver to Purchase Agreement.

NAME OF PURCHASER:      Sandor Capital Master Fund

Signature of Authorized Signatory:      /s/ John S. Lemak

Name of Authorized Signatory:           John S. Lemak

Title of Authorized Signatory:           Manager

PURCHASER ACKNOWLEDGEMENT

The undersigned Purchaser hereby agrees to be bound by the terms of this Amendment and Waiver to Purchase Agreement.

NAME OF PURCHASER:      Joseph I. Kazarnovsky

Signature of Authorized Signatory:      /s/ Joseph I. Kazarnovsky

Name of Authorized Signatory:

Title of Authorized Signatory:

PURCHASER ACKNOWLEDGEMENT

The undersigned Purchaser hereby agrees to be bound by the terms of this Amendment and Waiver to Purchase Agreement.

NAME OF PURCHASER:      Alpha Capital Anstalt

Signature of Authorized Signatory:      /s/ Konrad Ackermann

Name of Authorized Signatory:           Konrad Ackermann

Title of Authorized Signatory:           Director